UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2019

Prosper Funding LLC	Prosper Marketplace, Inc.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

45-4526070	73-1733867
(I.R.S. Employer Identification Number)	(I.R.S. Employer Identification Number)

Delaware

(State or other jurisdiction of incorporation or organization)

6199

(Primary Standard Industrial Classification Code Number)

221 Main Street, 3rd Floor

San Francisco, CA  94105

 (Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Registrant’s telephone number, including area code: (415) 593-5400

Not applicable.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Prosper Marketplace, Inc. (“PMI”) and Prosper Funding LLC (“Prosper Funding” and, collectively with PMI, the “Registrants”) are filing this Amendment No. 2 on Form 8-K/A (“Amendment”), which was originally filed with the Securities and Exchange Commission on February 7, 2019. The purpose of this Amendment No. 2 is to refile Exhibits 10.2 and 10.3, which were originally filed with the Form 8-K, to reflect that the Securities and Exchange Commission issued an order granting confidential treatment for certain information in Exhibits 10.2 and 10.3 on February 26, 2019.

Except for the changes to Exhibits 10.2 and 10.3, this Amendment does not otherwise update any exhibits as originally filed or previously amended.

Item 1.01. Entry into a Material Definitive Agreement.

On February 1, 2019, Prosper Marketplace, Inc. (“PMI”) and Prosper Funding LLC (“Prosper Funding” and, collectively with PMI, the “Registrants”), as applicable, and WebBank, an FDIC-insured, Utah-chartered industrial bank (“WebBank”), entered into: (i) a Third Amendment (the “Sale Agreement Amendment”) to the Asset Sale Agreement, dated July 1, 2016, between Prosper Funding and WebBank (the “Sale Agreement”); (ii) a Third Amendment (the “Marketing Agreement Amendment”) to the Marketing Agreement, dated July 1, 2016, between PMI and WebBank (the “Marketing Agreement”); and (iii) a First Amendment (the “Purchase Agreement Amendment”) to the Stand By Purchase Agreement, dated July 1, 2016, between PMI and WebBank (the “Purchase Agreement” and, collectively with the Sale Agreement and Marketing Agreement, the “Origination and Sale Agreements”). The Sale Agreement Amendment, the Marketing Agreement Amendment, and the Purchase Agreement Amendment, collectively, are hereinafter referred to as the “Amendments”.

The Origination and Sale Agreements, as amended to date, set forth the respective rights and obligations of the Registrants and WebBank with respect to the origination and sales activities for consumer loans originated on or after August 1, 2016. The Sale Agreement Amendment extends the term of the Sale Agreement to February 1, 2022. The Marketing Agreement Amendment, among other things, extends the term of the Marketing Agreement to February 1, 2022 and sets forth the amended terms and conditions of certain exclusivity rights granted under the Marketing Agreement. The Purchase Agreement Amendment amends certain collateral requirements of PMI under the Purchase Agreement. Pursuant to its provisions, the term of the Purchase Agreement has also been extended to February 1, 2022, consistent with the term of the amended Sale Agreement.

The foregoing descriptions of the Amendments do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendments, which are filed as exhibits hereto and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit

10.1	Third Amendment to Asset Sale Agreement, dated February 1, 2019, between Prosper Funding LLC and WebBank.

10.2#	Third Amendment to Marketing Agreement, dated February 1, 2019, between Prosper Marketplace, Inc. and WebBank.

10.3#	First Amendment to Stand By Purchase Agreement, dated February 1, 2019, between Prosper Marketplace, Inc. and WebBank.

# Confidential treatment has been granted to certain portions of this Exhibit, which portions have been omitted and filed separately with the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prosper Marketplace, Inc.

Date: April 24, 2019	By:	/s/ Julie Hwang
Julie Hwang
General Counsel and Secretary

Prosper Funding LLC

Date: April 24, 2019	By:	/s/ Julie Hwang
Julie Hwang
Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Third Amendment to Asset Sale Agreement, dated February 1, 2019, between Prosper Funding LLC and WebBank.

10.2#	Third Amendment to Marketing Agreement, dated February 1, 2019, between Prosper Marketplace, Inc. and WebBank.

10.3#	First Amendment to Stand By Purchase Agreement, dated February 1, 2019, between Prosper Marketplace, Inc. and WebBank.

# Confidential treatment has been granted to certain portions of this Exhibit, which portions have been omitted and filed separately with the Commission.